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                                                                    Exhibit 10.2

                               CONTINUING GUARANTY

                                                            September 25th, 2003

Big Apple Energy, LLC.
36 Cedar Street
Syosset, New York 11791

     I. To induce you, Big Apple Energy, LLC, a Nevada corporation ("Big Apple Energy"), to enter into certain Natural Gas Sales Agreements of even date herewith (the "Agreement") with U.S. Gas & Electric, a Delaware corporation ("Buyer"), pursuant to which Big Apple Energy has agreed to provide gas supply to Buyer, as more fully described in the Agreement, the undersigned agrees to be, without deduction by reason of set-off, defense or counterclaim, unconditionally liable for, and hereby unconditionally guarantees to Big Apple Energy, the due payment and performance of all of the liabilities and obligations owed by Buyer to Big Apple Energy under the terms of the Agreement (collectively, the "Guaranteed Obligations"). In addition, the undersigned agrees to pay all costs of collection, including, without limitation, reasonable attorney's fees, which may be incurred by Big Apple Energy in collecting any or all of the Guaranteed Obligations and/or in enforcing any rights hereunder.

     II. As implementing the foregoing, it is understood and agreed the undersigned guarantees that the Guaranteed Obligations will be paid to Big Apple Energy strictly in accordance with the terms and provisions of the Agreement regardless of any law, regulation or decree, now or hereafter in effect which might in any manner affect any of the terms or provisions of the Agreement or Big Apple Energy's rights with respect thereto as against Buyer, or cause or permit to be invoked any alteration in the time, amount or manner of payment by Buyer of all or any part of the Guaranteed Obligations.

     III. In event of the happening of any one or more of the following events, any one of which shall constitute an event of default, to wit: (a) the nonpayment of any of the Guaranteed Obligations; (b) the failure in business, dissolution or termination of existence of the Buyer or the undersigned; (c) any petition in bankruptcy is filed by or against the Buyer or the undersigned, or any proceedings in bankruptcy, or under any laws or regulations of any jurisdiction relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Buyer or the undersigned, either through reorganization, composition, extension or otherwise; (d) the making by the Buyer or the undersigned of an assignment for the benefit of creditors or the taking advantage by either of the same of any insolvency law; (e) the appointment of a receiver of any property of the Buyer or the undersigned; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of either the Buyer or the undersigned is displaced or its authority in the conduct of its business is curtailed; (g) the attachment or distraint of any funds or other property of the Buyer or the undersigned; and
(h) without limiting any of the foregoing, the Buyer defaults in the performance of any of the Buyer's obligations to Big Apple Energy under the Agreement, then, or at any time(s) after the happening of any such event of default, any or all of the Guaranteed Obligations shall, at Big Apple Energy's option, become, for the purposes of this Guaranty, immediately due and payable by the undersigned without demand or notice.
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     IV. Any and all present or future indebtedness of Buyer to the undersigned together with any and all interest accrued or to accrue thereon (hereinafter referred to as "Secondary Obligations") are subject and subordinate to the payment of the Guaranteed Obligations. The undersigned shall not ask, demand, sue for, exercise any right of setoff or otherwise seek to enforce or collect, or take or receive payment of or security for all or any part of the Secondary Obligations until and unless all and every part of the Guaranteed Obligations shall have been fully paid and discharged. In the event of any distribution, dividend, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Buyer or of the proceeds thereof to the creditors of Buyer or upon any indebtedness of Buyer, occurring by reason of the liquidation, dissolution, or other winding up of Buyer, or by reason of any execution sale, or bankruptcy, receivership, reorganization, arrangement, insolvency, liquidation or foreclosure proceeding of or for Buyer or involving Buyer's property, no dividend, distribution or application shall be made, and the undersigned shall not be entitled to receive or retain any dividend, distribution, or application on or in respect of principal of or interest on the Secondary Obligations, unless and until all principal of and interest on the Guaranteed Obligations then outstanding shall have been indefeasibly paid and satisfied in full; and in any such event, any dividend, distribution or application otherwise payable in respect of the Secondary Obligations shall be paid over to Big Apple Energy and applied by Big Apple Energy to the Guaranteed Obligations until the same have been fully paid and satisfied. To enable Big Apple Energy to assert and enforce its rights hereunder in any such proceeding or upon the happening of any such event, Big Apple Energy, or any person whom it may designate, are hereby irrevocably appointed attorney-in-fact for the undersigned with full power to act in the place and stead of the undersigned, including the right to make, present, file and vote such proofs of claim against Buyer on account of all or any part of the Secondary Obligations as Big Apple Energy may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Guaranteed Obligations. The undersigned will execute and deliver to Big Apple Energy such instruments as may be required by it to enforce any and all the Secondary Obligations, to effectuate such power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof.

     V. The undersigned agrees that the Guaranteed Obligations shall not be affected by any action taken under the Agreement or any other documents, instruments or agreements relating thereto, in the exercise of any right or remedy therein conferred, or by any invalidity or unenforceability thereof, or by any other circumstance whatsoever (including, without limitation, any restriction or other limitation on, and/or release of, the liability of Buyer for any of the Obligations), whether with or without notice to or knowledge of the undersigned, which may in any manner vary the risk of the undersigned under this Guaranty, it being the purpose and intent of the undersigned that this Guaranty and the obligations of the undersigned hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance by Buyer of the full amount of the Guaranteed Obligations, interest accrued thereon and costs and expenses of Big Apple Energy related thereto.

     VI. The undersigned hereby consents and agrees that Big Apple Energy may at any time, or from time to time, in its sole discretion: (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Guaranteed Obligations; (2)


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exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, held by Big Apple Energy in connection with all or any of the Guaranteed Obligations or any of the other Obligations; (3) amend, modify and/or waive the provisions of any of the Agreement; (4) after the occurrence of an event of default, proceed against the undersigned before taking any action against Buyer or any other person for payment of the Guaranteed Obligations and/or to liquidate or preserve any collateral therefor; (5) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by Big Apple Energy upon all or any of the Guaranteed Obligations or any of the other Obligations, in Big Apple Energy's sole discretion, and (6) settle or compromise with Buyer, and/or any other person(s) liable on the Guaranteed Obligations, any and all of the Guaranteed Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to Big Apple Energy and/or any other person(s) or corporations(s); all in such manner and upon such terms as Big Apple Energy may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this Guaranty, irrespective of the existence, value or condition of any collateral. The undersigned shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Big Apple Energy's rights under the Agreement or under any other agreement affecting any of the Obligations, and to the fullest extent allowable by law, the undersigned hereby irrevocably waives the benefits of all such laws.

     VII. The undersigned hereby expressly acknowledges that any notices which Big Apple Energy may give to the undersigned shall not in any way be deemed an undertaking by Big Apple Energy or impose upon Big Apple Energy a duty to advise the undersigned of any changes in the financial or business undertakings of Buyer, or a change in the risk assumed by the undersigned.

     VIII. The undersigned also hereby waives notice of acceptance of this Guaranty, and also presentment, demand, protest and notice of dishonor of any and all of the Guaranteed Obligations, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or of making any claim or demand hereunder upon the undersigned. No act or omission of any kind on Big Apple Energy's part in the premises shall in any event affect or impair this Guaranty, nor shall the same be affected by any change which may arise by reason of the death of the undersigned. The undersigned further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of or interest on any of the Guaranteed Obligations or the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Big Apple Energy upon insolvency, bankruptcy or reorganization of Buyer, the undersigned or otherwise, all as though such payment has not been made.

     IX. No delay or omission by Big Apple Energy in the exercise of any right or power hereunder or under the Agreement or any other document pertaining to the Guaranteed Obligations shall impair such right or power or be construed to be a waiver of any default or any acquiescence therein, and any single or partial exercise of any such right or power shall not preclude other or further exercise thereof or the exercise of any other right. All remedies herein or by law afforded


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shall be cumulative and shall be available to Big Apple Energy until the
Guaranteed Obligations has been paid or satisfied in full.

     X. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS GUARANTY OR THE AGREEMENT. THE UNDERSIGNED ACKNOWLEDGES THAT BIG APPLE ENERGY IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THE AGREEMENT.

     XI. This is a continuing guaranty and shall (i) remain in full force and effect until the Guaranteed Obligations has been paid and satisfied in full;
(ii) be binding upon the undersigned, the heirs, executors, legal representatives and assigns of the undersigned, and shall inure to the benefit of, and be enforceable by Big Apple Energy, its successors, transferees and assigns, and (iii) BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, and it is understood and agreed that none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed for and on Big Apple Energy's behalf.

     XII. The undersigned represents and warrants to Big Apple Energy that this Guaranty is valid, legal and binding upon the undersigned and enforceable in accordance with its terms. The undersigned acknowledges that he will materially, directly or indirectly, receive financial benefit from the transactions related to the Agreement.

     XIII. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder, or if one or more other parties guarantee to Big Apple Energy by separate document all or a portion of the Guaranteed Obligations, they shall be jointly and severally liable with the undersigned hereunder, and the word "undersigned" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed this document, whether or not they have signed separate documents; and in any such case this Guaranty shall not be revoked or impaired as to any one or more of such parties by the death of any of the others or by the revocation or release of any liabilities of any one or more of such other parties.


                                        /s/ Doug Marcille (L.S.)
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WITNESS                                 NAME: Doug Marcille
                                        TITLE: Chief Financial Officer

                                        ADDRESS: U. S. Gas & Electric
                                                 290 NW 165th Street
                                                 Miami, FL 33169


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